UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

September 15, 2005

Nissan Wholesale Receivables Corporation II
(Originator of the Nissan Master Owner Trust Receivables)

(Exact name of registrant as specified in its charter)

Nissan Master Owner Trust Receivables
(Issuer with respect to the Securities)

(Exact name of registrant as specified in its charter)

Delaware	333-105666 333-105666-01	65-1184628 51-6538952
(State or other Jurisdiction of incorporation)	(Commission Registration Number)	(I.R.S. Employer Identification Number)

990 WEST 190TH STREET
TORRANCE, CALIFORNIA 90502
___________________________________
(Address of principal executive office)

Registrant’s telephone number, including area code: (310) 719-8369

Item 8.01.   Other Events.

Pursuant to Section 5.03(a) of the Indenture Supplement, dated as of July 20, 2005, by and between Nissan Master Owner Trust Receivables, as issuer, and JPMorgan Chase Bank, National Association, as indenture trustee (the “Indenture Trustee”), Nissan Motor Acceptance Corporation, as servicer (the “Servicer”) has delivered to the Indenture Trustee a monthly Servicer’s report (the “Monthly Servicer’s Report”) and a monthly Servicer’s certificate (the “Monthly Servicer’s Certificate”). The Monthly Servicer’s Report is attached hereto as Exhibit 20.1 and the Monthly Servicer’s Certificate is attached hereto as Exhibit 20.2.

Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits

The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.         Description

20.1            Monthly Servicer’s Report for the month ended August 31, 2005

20.2            Monthly Servicer's Certificate for the month ended August 31, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

NISSAN MASTER OWNER TRUST RECEIVABLES

By: Nissan Wholesale Receivables Corporation II,
as originator of
Nissan Master Owner Trust Receivables

By: /s/ Kazuhiko Kazama
Kazuhiko Kazama
Treasurer

NISSAN WHOLESALE RECEIVABLES CORPORATION II

By: /s/ Kazuhiko Kazama
Kazuhiko Kazama
Treasurer

November 29, 2005

EXHIBIT INDEX

Exhibit No.	Description	Sequentially Numbered Page

20.1                 Monthly Servicer’s                     5
      Report for the month
      ended August 31, 2005

20.2                 Monthly Servicer’s                     6
      Certificate for the month
      ended August 31, 2005